UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2018

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 4040 Broadway, Suite 425, San Antonio, Texas 78209

(Address of principal executive offices)

(713) 528-1881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 2.01 below regarding the Assignment, Royalty Assignment and Release is incorporated in this Item 1.01 by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 15, 2017, CATI Operating, LLC (“CATI”), the then wholly-owned subsidiary of Camber Energy, Inc. (the “Company”, “we” and “us”), entered into a Release of Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filing (the “Release”) with the trustee for Louise H. Rogers, the Company’s former lender (“Rogers”).

Pursuant to the Release, the Company completed a transaction in which CATI provided Rogers, pursuant to an Assignment of Overriding Royalty Interest (the “Royalty Assignment”), with an overriding royalty (equal to 0.01 of 8/8ths of all oil and gas) on CATI’s remaining leasehold and Rogers released CATI from all remaining indebtedness owed.

The Release, which was filed in various counties in Texas on January 22nd and January 23rd 2018, discharged approximately $5.8 million in principal and interest outstanding and owed to Rogers, according to Rogers. The effective date of the Release was December 15, 2017. The Release, Royalty Assignment and Assignment (as defined below) only became effective upon the date the Release was filed, January 22, 2018.

Additionally, the remaining leasehold and ownership of CATI was assigned to Arkose Lease Partners, L.L.C., a third party (“Arkose”), pursuant to an Assignment of Membership Interest (the “Assignment”), dated November 1, 2017, in exchange for Arkose’s assumption of all plugging and abandonment liabilities of CATI.

The foregoing descriptions of the Release, Royalty Assignment and Assignment are qualified in their entirety by reference to the full text thereof which are filed as Exhibits 10.1, 10.2 and 2.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 24, 2018, filed a press release announcing the release and related transactions described above under Item 2.01. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1*	Assignment of Membership Interest dated November 1, 2017, by and between Camber Energy, Inc. and Arkose Lease Partners, L.L.C.
10.1*	Assignment of Overriding Royalty Interest from CATI Operating, LLC, as assignor, to Louise Herrington Ornelas Trust, as assignee, effective December 13, 2017
10.2*	Release of Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement, and Fixture Filing between CATI Operating, LLC and Sharon E. Conway, Trustee for the benefit of Louise H. Rogers dated December 15, 2017
99.1**	Press Release, dated January 24, 2018

*Filed herewith.

**Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By: /s/ Richard N. Azar II
Name:	Richard N. Azar II
Title:	Chief Executive Officer

Date: January 24, 2018

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1*	Assignment of Membership Interest dated November 1, 2017, by and between Camber Energy, Inc. and Arkose Lease Partners, L.L.C.
10.1*	Assignment of Overriding Royalty Interest from CATI Operating, LLC, as assignor, to Louise Herrington Ornelas Trust, as assignee, effective December 13, 2017
10.2*	Release of Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement, and Fixture Filing between CATI Operating, LLC and Sharon E. Conway, Trustee for the benefit of Louise H. Rogers dated December 15, 2017
99.1**	Press Release, dated January 24, 2018

*Filed herewith.

**Furnished herewith.